United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2019
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.
(Name of Registrant as Specified In Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-35877 (Commission File Number)	46-1347456 (IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 6, 2019, at which 57,304,701 shares of the Company’s common stock were represented in person or by proxy representing approximately 90% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)
At the Annual Meeting, the Company’s stockholders (i) elected the seven directors below to serve on the Company’s board of directors until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (iii) approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the 2019 Proxy Statement. The proposals are described in detail in the Company’s 2019 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)	The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Eckel	42,992,132	2,032,015	12,280,554
Rebecca B. Blalock	43,834,694	1,189,453	12,280,554
Teresa M. Brenner	33,477,194	11,546,953	12,280,554
Mark J. Cirilli	34,125,144	10,899,003	12,280,554
Charles M. O'Neil	43,805,770	1,218,377	12,280,554
Richard J. Osborne	43,799,656	1,224,491	12,280,554
Steven G. Osgood	43,722,234	1,301,913	12,280,554

(ii)
The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,001,209	1,179,425	124,067	0

(iii)	The voting results with respect to a non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,254,033	2,552,841	217,273	12,280,554

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and General Counsel

Date: June 6, 2019